EXHIBIT 10.9

                             AMENDMENT NO. 1

                       DATED AS OF OCTOBER 28, 1999


                                    TO


                            TRANSFER AGREEMENT




                                 BETWEEN




                            RAVEN FUNDING LLC,
                              AS TRANSFEROR




                                   AND




                          GREYHOUND FUNDING LLC,
                              AS TRANSFEREE



                        DATED AS OF JUNE 30, 1999






















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                            Table of Contents


                                                                     Page


SECTION 1:  CERTAIN DEFINED TERMS . . . . . . . . . . . . . . . . . . . 1

SECTION 2:  AMENDMENT TO ARTICLE I OF TRANSFER AGREEMENT  . . . . . . . 1

SECTION 3:  AMENDMENT TO ARTICLE III OF TRANSFER AGREEMENT  . . . . . . 2

SECTION 4:  REPRESENTATIONS AND WARRANTIES  . . . . . . . . . . . . . . 4
            Section 4.1  Affirmation of Representations and Warranties  4
            Section 4.2  Due Authorization  . . . . . . . . . . . . . . 4
            Section 4.3  Binding Effect . . . . . . . . . . . . . . . . 4
            Section 4.4  No Consent . . . . . . . . . . . . . . . . . . 5

SECTION 5:  CONDITIONS PRECEDENT  . . . . . . . . . . . . . . . . . . . 5

SECTION 6:  MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . 5
            Section 6.1  Duplicate Originals. . . . . . . . . . . . . . 5
            Section 6.2  Ratification and Effect. . . . . . . . . . . . 5
            Section 6.3  GOVERNING LAW  . . . . . . . . . . . . . . . . 5
            Section 6.4  Headings   . . . . . . . . . . . . . . . . . . 5
            Section 6.5  Counterparts   . . . . . . . . . . . . . . . . 5
            Section 6.6  Severability of Provisions   . . . . . . . . . 5



























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          AMENDMENT, dated as of October 28, 1999 ("Amendment"), to
TRANSFER AGREEMENT, dated as of June 30, 1999, between GREYHOUND FUNDING LLC, a special purpose, limited liability company established under the laws of Delaware (the "Issuer"), and RAVEN FUNDING LLC, a special purpose, limited liability company established under the laws of Delaware ("SPV").


                           W I T N E S S E T H:


          WHEREAS, the Issuer and SPV are parties to a Transfer
Agreement, dated as of June 30, 1999 (the "Transfer Agreement");

          WHEREAS, the Issuer and SPV desire to amend certain terms of the Transfer Agreement; and

          WHEREAS, the Issuer and SPV have duly authorized the execution and delivery of this Amendment.

          NOW, THEREFORE, for and in consideration of the premises, and other good and valuable consideration the receipt and sufficiency of which are acknowledged, it is mutually covenanted and agreed, that the Transfer Agreement be amended and supplemented as follows:

                    SECTION 1:  CERTAIN DEFINED TERMS

          Certain capitalized terms used herein, and not defined herein, shall have the respective meanings assigned to such terms in the Transfer Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

     SECTION 2:  AMENDMENT TO ARTICLE I OF TRANSFER AGREEMENT

          Article I of the Transfer Agreement is hereby amended by adding the following new defined term in alphabetical order:

               "'Material Adverse Effect' means, with respect to any occurrence, event or condition:

          (i) a material adverse effect on SPV's title to the SUBI Certificates or the beneficial interest in the Sold Units or Fleet Receivables represented thereby;

          (ii) a material adverse effect on the ability of the Origination Trust to perform its obligations under the Transaction Documents to which it is a party; or

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          (iii) a material adverse effect on the validity or
     enforceability of the Transaction Documents to which the Origination Trust is a party."

        SECTION 3:  AMENDMENT TO ARTICLE III OF TRANSFER AGREEMENT

          Article III of the Transfer Agreement is hereby amended by adding the following Section 3.3 to the end of said Article:

          "SECTION 3.3 Representations and Warranties Regarding Origination Trust. SPV hereby represents and warrants to the Issuer as of the date hereof and as of each Transferred Asset Closing Date, that:

          (a)       Existence and Power.

          The Origination Trust (a) is a statutory business trust duly formed, validly existing and in good standing under the laws of the State of Delaware, (b) is duly qualified to do business as a foreign business trust and in good standing under the laws of each jurisdiction where the character of its property, the nature of its business or the performance of its obligations make such qualification necessary, and (c) has all powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and for purposes of the transactions contemplated by the Transaction Documents.

          (b)       Governmental Authorization.

          The execution, delivery and performance by the Origination Trust of the Transaction Documents to which it is a party (a) was and is within the Origination Trust's power and has been duly authorized by all necessary action, (b) requires no action by or in respect of, or filing with, any governmental body, agency or official which has not been obtained and (c) does not contravene, or constitute a default under, any Requirement of Law or any provision of its certificate of trust or the Origination Trust Documents or result in the creation or imposition of any Lien on any of the properties of the Origination Trust, except for Liens created by the Origination Trust Documents. Each of the Transaction Documents to which the Origination Trust is a party has been duly executed and delivered by or on behalf of the Origination Trust.

          (c)       Binding Effect.

          Each Transaction Document to which the Origination Trust is a party is a legal, valid and binding obligation of the Origination Trust enforceable against the Origination Trust in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance,

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     reorganization, moratorium and other similar laws affecting creditors' rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing).

          (d)       Litigation.

          There is no action, suit or proceeding pending against or, to the knowledge of SPV, threatened against or affecting the Origination Trust before any court or arbitrator or any Governmental Authority that could have a Material Adverse Effect.

          (e)       No ERISA Plan.

          The Origination Trust has not established and does not maintain or contribute to any Pension Plan that is covered by Title IV of ERISA and will not do so prior to the termination of this Agreement.

          (f)       Tax Filings and Expenses.

          The Origination Trust has filed all federal, state and local tax returns and all other tax returns which, to the knowledge of SPV, are required to be filed (whether informational returns or not), and has paid all taxes due, if any, pursuant to said returns or pursuant to any assessment received by the Origination Trust, except such taxes, if any, as are being contested in good faith and for which adequate reserves have been set aside on its books. The Origination Trust has paid all fees and expenses required to be paid by it in connection with the conduct of its business, the maintenance of its existence and its qualification as a foreign limited liability company authorized to do business in each State in which it is required to so qualify.

          (g)       Investment Company Act.

          The Origination Trust is not, and is not controlled by, an "investment company" within the meaning of, and is not required to register as an "investment company" under, the Investment Company Act.

          (h)       No Consent.

          No consent, action by or in respect of, approval or other authorization of, or registration, declaration or filing with, any Governmental Authority or other Person is required for the valid execution, delivery or performance of any of the Origination Trust's obligations under any Transaction Document other than such consents, approvals, authorizations, registrations, declarations or filings as shall have been

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     obtained by the Origination Trust prior to the Initial Closing
     Date.

          (i)       Chief Executive Office.

          The Origination Trust's principal place of business and chief executive office and the office where it keeps its records is c/o Wilmington Trust Company, 1100 North Market
     Street, Wilmington, DE  19890."

          (j)       SUBI Certificates.

          The SUBI Certificates have been duly executed and delivered by Wilmington Trust Company in accordance with the Origination Trust Agreement, have been duly issued in accordance with the Origination Trust Agreement and are entitled to the benefits afforded by the Origination Trust Agreement.

                SECTION 4:  REPRESENTATIONS AND WARRANTIES


          In order to induce the Issuer to agree to this Amendment, SPV hereby represents and warrants, as follows, for the benefit of the Issuer, as of the date hereof:

          Section 4.1 Affirmation of Representations and Warranties. Each representation and warranty of SPV set forth in the Transfer Agreement and in each other Transaction Document to which it is a party is true and correct as of the date of this Amendment as though such representation or warranty were being made on and as of the date hereof and is hereby deemed repeated as though fully set forth herein.

          Section 4.2 Due Authorization.

          The execution, delivery and performance by SPV of this Amendment (a) is within SPV's power, has been duly authorized by all necessary action, (b) requires no action by or in respect of, or filing with, any governmental body, agency or official which has not been obtained and (c) does not contravene, or constitute a default under, any Requirement of Law or any provision of applicable law, its certificate of formation or the Limited Liability Company Agreement of SPV or of any law or governmental regulation, rule, contract, agreement, judgment, injunction, order, decree or other instrument bindng upon SPV or any of its properties or result in the creation or imposition of any Lien on any its properties except for Liens created by the Transfer Agreement or the other Transaction Documents. This Amendment has been executed and delivered by a duly authorized officer of SPV.

          Section 4.3 Binding Effect.

          This Amendment is a legal, valid and binding obligation of SPV enforceable against SPV in accordance with its terms (except as such

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enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing).

          Section 4.4 No Consent.

          No consent, action by or in respect of, approval or other authorization of, or registration, declaration or filing with, any Governmental Authority or other Person is required for the valid execution and delivery of this Amendment or for the performance of any of SPV's obligations hereunder other than such consents, approvals, authorizations, registrations, declarations or filings as were obtained by SPV prior to the date hereof.


                     SECTION 5:  CONDITIONS PRECEDENT

          This Amendment shall become effective and shall be binding on each of the parties hereto upon the effectiveness of Supplemental
Indenture No. 1, dated as of October 28, 1999, to the Base Indenture.


                        SECTION 6:  MISCELLANEOUS

          Section 6.1 Duplicate Originals.

          The parties may sign any number of copies of this Amendment. One signed copy is enough to prove this Amendment.

          Section 6.2 Ratification and Effect.

          The Transfer Agreement, as amended and supplemented by this Amendment No. 1, is in all respects ratified and confirmed, shall continue to be in full force and effect, and shall be read, taken and construed as one and the same instrument.

          Section 6.3   GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS
AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          Section 6.4   Headings.  The various headings in this
Amendment are for purposes of reference only and shall not affect the meaning or interpretation of any provision of this Amendment.

          Section 6.5 Counterparts. This Amendment may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.



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          Section 6.6    Severability of Provisions.  If any one or more
of the covenants, agreement, provisions or terms of this Amendment shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed enforceable to the fullest extent permitted, and if not so permitted, shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment.














































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          IN WITNESS WHEREOF,  the Issuer and SPV have caused this
Amendment No. 1 to be duly executed by their respective duly authorized officers as of the day and year first written above.

                                    GREYHOUND FUNDING LLC


                                    By:  /s/  Tony Wong
                                         -------------------------------
                                    Name:     Tony Wong
                                    Title:    Manager


                                    RAVEN FUNDING LLC


                                    By:  /s/  Bernard J. Angelo
                                         -------------------------------
                                    Name:     Bernard J. Angelo
                                    Title:    Manager































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